UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 17, 2010

BIOMODA, INC.
(Exact name of registrant as specified in its charter)

New Mexico	333-90738	85-0392345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Copies to:
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725
P.O. Box 11342 Albuquerque, NM	87192
(Address of Principal Executive Offices)	(Zip Code)

(505) 821-0875
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 17, 2010, Biomoda, Inc., a New Mexico corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) by and between the Company and each purchaser identified on the signature pages thereto (collectively, the “Purchasers”), pursuant to which the Company agreed to sell in a private placement transaction (the “Financing”) (i) 6,250,001 shares of its common stock, at a purchase price of $0.16 per share (the “Shares”), (ii) Series I warrants to purchase approximately an additional 6,250,001 shares of common stock with an exercise price of $0.25 per share, subject to adjustment as described herein (the “Series I Warrants”), (iii) Series II warrants to purchase up to approximately an additional 3,750,001 shares of common stock, subject to adjustment as described herein, on an automatic cashless exercise basis with an exercise price of $0.01 per share (the “Series II Warrants”), and (iv) Series III warrants to purchase an additional 6,250,001 shares of common stock with an exercise price of $0.16 per share (the “Series III Warrants” and together with the Series I Warrants and the Series II Warrants, the “Warrants”).

The Company received aggregate gross proceeds of $1,000,000from the sale of the Shares and the Warrants.  The Shares and the shares of common stock issuable upon exercise of the Warrants will be registered pursuant to a registration statement to be filed with the Securities and Exchange Commission (the “Registration Statement”).

The Series I Warrants are exercisable to purchase an aggregate of 6,250,001 shares of the Company’s common stock over a 5-year term at an exercise price equal to 125% of the closing price on March 12, 2010 (i.e., $0.20 per share), subject to antidilution protection that could reduce the exercise price  and increase the number of shares issuable upon exercise of the Series I Warrant.  The Series I Warrants are not exercisable until six months following the closing of the Financing and expire on fifth anniversary of the closing of the Financing.

The Series II Warrants provide the investors pricing protection for the Financing with a floor price of $0.10 per share.  In the event the market price of the Company’s shares declines between the closing of the Financing and the earlier of 45 days after (i) the date the Registration Statement is declared effective and (ii) the date Rule 144 under the Securities Act of 1933 becomes available for the unrestricted resale of the Shares (such date is referred to herein as the “Effective Date”), the Series II warrants will be automatically exercised on a cashless exercise basis and a number of additional shares will be issued to the investors who participated in the Financing in order to effectively reduce the per share purchase price paid in the Financing to the greater of (i) 80% of the 45-day volume weighted average trading price per share of the Company’s common stock immediately following the Effective Date and (ii) $0.10 per share.  As such, the greatest number of shares that could be issued pursuant to the Series II Warrants would be 3,750,001 shares.  At the Effective Date, the Series II Warrants will either be automatically exercised on a cashless exercise basis if the Company’s stock price is lower at the Effective Date as described above, or they will expire unexercised.  The adjustment associated with the Series II Warrants does not affect either the exercise price or number of shares covered by either the Series I Warrants or the Series III Warrants.

At the Effective Date, the Series III Warrants provide the investors a 60-day right to purchase an additional 6,250,001 shares of common stock from the Company at $0.16 per share.  The Series III Warrants are not subject to any adjustments with respect to the exercise price or number of shares covered.

The Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.  The Purchase Agreement contains representations and warranties of the Company and the Purchasers which are typical for transactions of this type.  The representations and warranties made by the Company in the Purchase Agreement are qualified by reference to certain exceptions contained in a disclosure schedule attached to the Purchase Agreement.  A copy of the forms of Series I Warrant, Series II Warrant, and Series III Warrant are attached as Exhibits 4.1, 4.2, and 4.3 to this report and are incorporated herein by reference.

The Company also entered into a registration rights agreement (the “Rights Agreement”) at the closing of the Financing.  Pursuant to the Right Agreement, the Company is obligated to file the Registration Statement with the SEC.  Failure to make such filing in a timely manner or have it declared effective within specified times will result in financial payments becoming due to investors.  Further, the Company has agreed to seek shareholder approval  to increase its authorized shares of common stock.  A copy of the form of Rights Agreement is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

The Company's exclusive placement agent for the Financing was LifeTech Capital, Inc., a division of Aurora Capital LLC (“LifeTech”).  LifeTech is entitled to a cash fee of $100,000 and a 5-year warrant to purchase 625,000 shares of the Company’s common stock with an exercise price of $0.16 per share. LifeTech will also receive 625,000 Series I Warrants, 375,000 Series II Warrants and 625,000 Series III Warrants. In addition, LifeTech will receive 10% of the exercise price of all Series III Warrants which are exercised.

The descriptions of the Series I Warrant, Series II Warrant, Series III Warrant, Purchase Agreement, and Rights Agreement are summaries only and are qualified in their entirety by reference to Exhibits 4.1, 4.2, 4.3, 10.1, 10.2 and 10.3, respectively.  The Series I Warrant, Series II Warrant, Series III Warrant, Purchase Agreement, and the Rights Agreement have been incorporated by reference herein to provide you with information regarding their terms.  They are not intended to provide any other factual information about the Company.  Such information about the Company can be found elsewhere in other public filings the Company has made with the Securities and Exchange Commission and that are available without charge at www.sec.gov.

Item 3.02. Unregistered Sales of Equity Securities.

The information required by Item 3.02 is included in Item 1.01 and incorporated herein by reference.

Item 8.01. Other Events.

On March 17, 2010, the Company issued a press release announcing the Financing.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
4.1	Form of Series I Warrant.
4.2	Form of Series II Warrant.
4.3	Form of Series III Warrant.
10.1	Securities Purchase Agreement, dated as of March 17, 2010, by and between the Company and the Purchasers.
10.2	Form of Registration Rights Agreement by and between the Company and the Purchasers.
99.1	Press Release issued by Biomoda, Inc. on March 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMODA, INC.

Date: March 19, 2010	By:	/s/ John J. Cousins
John J. Cousins
President